UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  Form 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  June 11, 1996

                       NATIONSBANK OF DELAWARE, N.A.
           (Exact name of registrant as specified in its charter)
    (Originator of the NationsBank Credit Card Master Trust)

    United States         333-4594               51-0313900
    (State or other       (Commission File       (I.R.S. employer
    Jurisdiction of       Number)                Identification No.)
    Incorporation)

                         Blue Hen Corporate Center
                                Route 113
                          Dover, Delaware  19901
                  (Address of principal executive offices)

    Registrant's telephone number, including area code:  (302) 741-1161



    Item 5.   Other Events

              On June 11, 1996, the closing of the sale of NationsBank Credit Card Master Trust $756,000,000 Class A Floating Rate Asset Backed Certificates, Series 1996-1 (the "Class A Certificates") and $58,500,000 Class B Floating Rate Asset Backed Certificates, Series 1996-1 (the "Class B Certificates") pursuant to the Underwriting Agreement, dated June 4, 1996 (the "Underwriting Agreement"), between NationsBank of Delaware, N.A. ("NationsBank") and NationsBanc Capital Markets, Inc., as representative of the several underwriters named therein, occurred. The Class A Certificates, the Class B Certificates, as well as the privately sold Collateral Indebtedness Interest, Series 1996-1 were issued pursuant to the Series 1996-1 Supplement, dated as of June 11, 1996 (the "Series 1996-1 Supplement"), between NationsBank, as transferor and servicer, and The Bank of New York, as trustee, to the Master Pooling and Servicing Agreement, dated as of December 1, 1993
    (the "Master Pooling and Servicing Agreement"), between NationsBank, as transferor and servicer, and The Bank of New York, as trustee.

    Item 7.   Financial Statements, Pro Forma Financial Statements and
              Exhibits

              (c) Exhibits

                   1.1 Underwriting Agreement, dated June 4, 1996, between NationsBank of Delaware, N.A. and NationsBanc Capital Markets, Inc., as representative of the several underwriters named therein.

                   4.1 First Amendment, dated as of June 11, 1996, to the Master Pooling and Servicing Agreement between NationsBank of Delaware, N.A., as transferor and servicer, and The Bank of New York, as trustee.

                   4.2 Series 1996-1 Supplement, dated as of June 11, 1996, to the Master Pooling and Servicing
                        Agreement between NationsBank of Delaware, N.A., as transferor and servicer, and The Bank of New York, as trustee.


                                 SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NATIONSBANK OF DELAWARE, N.A.
                                                   (Registrant)

    Dated:  July 11, 1996                   By:    /s/Thomas J. Korzik
                                                 __________________________
                                            Name:  Thomas J. Korzik
                                            Title: Senior Vice President



                             INDEX TO EXHIBITS

                                                       Sequentially
    Exhibit                                              Numbered
    Number                       Exhibit                   Page

    1.1             Underwriting Agreement, dated
                    June 4, 1996, between
                    NationsBank of Delaware, N.A.
                    and NationsBanc Capital
                    Markets, Inc., as
                    representative of the several
                    underwriters named therein.

    4.1             First Amendment, dated as of
                    June 11, 1996, to the Master
                    Pooling and Servicing
                    Agreement between NationsBank
                    of Delaware, N.A., as
                    transferor and servicer, and
                    The Bank of New York, as
                    trustee.

    4.2             Series 1996-1 Supplement,
                    dated as of June 11, 1996, to
                    the Master Pooling and
                    Servicing Agreement between
                    NationsBank of Delaware, N.A.,
                    as transferor and servicer,
                    and The Bank of New York, as
                    trustee.